Commitments and Contingencies	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies
Commitments and Contingencies

8. Commitments and Contingencies

Operating Leases

          At December 31, 2013, the Company had various non-cancellable operating leases related to the Company's equipment and office facilities which expire through 2017.

          At December 31, 2013, future minimum payments for obligations under non-cancellable operating leases are as follows (in thousands):

Years ended December 31,
2014	2,435
2015	2,395
2016	2,504
2017	2,000
2018	2,002
Thereafter	3,120

Total minimum lease payments	$14,456

          The Company recorded rent expense of $1.6 million, $2.4 million, and $2.7 million for the years ended December 31, 2011, 2012 and 2013, respectively.

          In connection with one of the Company's office facilities leases, the Company was required to obtain an irrevocable standby letter of credit, in the amount of $0.5 million for the benefit of its landlord. This letter of credit was posted by the financial institution which provides the Credit Facility (Note 7). The letter of credit expires on May 15, 2016.

          In July 2014, the Company entered into a new facility lease in Santa Monica and an irrevocable standby letter of credit (See Note 15).

          At June 30, 2014 and including the new facility lease executed in July 2014, future minimum payments for obligations under non-cancellable operating leases are as follows (in thousands)(unaudited):

Six months ending December 31, 2014	$1,337
2015	5,149
2016	5,922
2017	5,201
2018	5,530
Thereafter	37,008

Total minimum lease payments	$60,147

Automotive Website Program Partnership Agreement

          On October 19, 2011, the Company entered into an agreement with Yahoo! Inc. or Yahoo!. Under the agreement, the Company agreed to host Yahoo!'s Auto Buying Program and pay a minimum of $50.0 million annually beginning January 1, 2012 for a period of three years, in exchange for a guarantee by Yahoo! of the delivery of specified quantities of unique visitors and users to the Auto Buying Program. On October 19, 2011, the Company paid a deposit of $10.0 million to Yahoo! and on January 17, 2012 provided a stand-by letter of credit of $15.0 million that guaranteed the Company's performance under the agreement.

          On June 29, 2012, the Company and Yahoo! modified the Automotive Website Program Partnership Agreement, significantly reducing the Company's obligations under the agreement. The modification eliminated the annual minimum guarantee of $50.0 million and provided that the Company pay Yahoo! a marketing fee based on future vehicle sales generated through the automotive site. The Company agreed to pay Yahoo! $20.0 million for the visitors and users it provided through the date of the terminated agreement via the use of the $10.0 million deposit originally held by Yahoo!, with the remaining balance payable in installments over a period of nine months, and was paid in full in February of 2013.

          In addition, the June 29, 2012 modification provided for an immediate reduction of the stand-by letter of credit required under the agreement from $15.0 million to $10.0 million and a further reduction each month of $1.1 million, to reduce the stand-by letter of credit to $2.0 million as the Company made installment payments on the $20.0 million settlement amount. The Company was required to maintain restricted cash equal to the amount of the stand-by letter of credit. At December 31, 2012 the stand-by letter of credit outstanding totaled $4.5 million. The stand-by letter of credit was reduced to $2.0 million in April 2013 and will be reduced to zero on September 29, 2014, the expiration date of the stand-by letter of credit agreement.

Legal Proceedings

          From time to time, the Company may become subject to legal proceedings, claims and litigation arising in the ordinary course of business. The Company is not currently a party to any material legal proceedings, nor is the Company aware of any pending or threatened litigation that would have a material adverse effect on the Company's business, operating results, cash flows or financial condition should such litigation be resolved unfavorably.

Employment Contracts

          The Company has entered into employment contracts with certain executives of the Company. Employment under these contracts is at-will employment. However, under the provisions of the contracts, the Company would incur severance obligations up to twelve months of the executive's annual base salary for certain events such as involuntary terminations. In addition, upon the consummation of the IPO, certain executives earned liquidity bonuses totaling $2.6 million (unaudited), which were recorded in sales and marketing and general and administrative expenses in the Company's consolidated statements of comprehensive loss during the six months ended June 30, 2014.

Indemnifications

          In the ordinary course of business, the Company may provide indemnifications of varying scope and terms to customers, vendors, lessors, investors, directors, officers, employees and other parties with respect to certain matters, including, but not limited to, losses arising out of the Company's breach of such agreements, services to be provided by the Company, or from intellectual property infringement claims made by third-parties. These indemnifications may survive termination of the underlying agreement and the maximum potential amount of future payments the Company could be required to make under these indemnification provisions may not be subject to maximum loss provisions. The maximum potential amount of future payments the Company could be required to make under these indemnification provisions is indeterminable. To date, there has not been a material claim paid by the Company, nor has the Company been sued in connection with these indemnification arrangements. At December 31, 2012 and 2013, and June 30, 2014 (unaudited), the Company has not accrued a liability for these guarantees, because the likelihood of incurring a payment obligation, if any, in connection with these guarantees is not probable or reasonably estimable.

Marketing Sponsorships

          The Company has entered into marketing sponsorship agreements with professional sporting affiliations. At December 31, 2013, the sponsorship agreements require future commitments of $0.8 million payable in 2014 and $0.8 million payable in 2015.